Exhibit 10.38

LOAN NO. 20048551001

AMENDED AND RESTATED SECURED PROMISSORY NOTE

Dated: August , 2004	$33,300,000.00
New York, New York

THIS AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Note”), is made as of August     , 2004 by the undersigned, as Borrower (“Borrower”), in favor of MERRILL LYNCH MORTGAGE LENDING, INC. and its successors or assigns, as payee (collectively, “Lender”).

R E C I T A L S:

A. Borrower is obligor under that certain Secured Promissory Note (the “Existing Note”) described on Schedule A annexed hereto and made a part hereof in the outstanding principal amount as of the date hereof of $             (the “Existing Indebtedness”);

B. The Existing Note is secured, inter alia, by that certain Deed of Trust and Fixture Filing (the “Existing Deed of Trust”) described on Schedule B annexed hereto and made a part hereof;

C. The Existing Deed of Trust presently secures the total maximum principal amount equal to the Existing Indebtedness;

D. Lender is the present owner and holder and beneficiary of the Existing Note and the Existing Deed of Trust;

E. On the date hereof, Borrower and Lender are modifying, amending and restating the Existing Deed of Trust pursuant to a certain Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing of even date herewith (as same may hereafter be amended, modified or supplemented, the “Deed of Trust”);

F. Borrower and Lender desire to amend and restate in its entirety the Existing Indebtedness evidenced by the Existing Note on the terms and conditions provided in this Note as hereinafter set forth, to be evidenced by this Note and secured by the Deed of Trust;

G. Any privileges in the Existing Note to prepay the loan, in whole or in part, except as may hereinafter be provided, are hereby terminated with the same force and effect as if they had never been granted;

H. From and after the date hereof, this Note shall evidence a loan (the “Loan”) in the original principal amount of the Principal Amount (as hereinafter defined); and

I. Borrower and Lender intend these Recitals to be a material part of this Note.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows;

I. Neither this Note nor anything contained herein shall be construed as a substitution or novation of Borrower’s indebtedness to Lender or of the Existing Note, all of which shall remain in full force and effect, as hereby confirmed, modified, consolidated, amended and restated in their entirety.

II. Borrower represents, warrants and covenants to Lender that there are no offsets, counterclaims or defenses with respect to Borrower’s obligations under the Existing Note.

III. From and after the date hereof, the terms, covenants and provisions of the Existing Note are hereby modified, amended and restated in their entirety so that henceforth this Note shall evidence the Principal Amount and the terms, covenants and provisions of this Note shall supersede those of the Existing Note and shall read as follows.

PROMISSORY NOTE

Dated: August , 2004	$33,300,000.00
New York, New York

FOR VALUE RECEIVED, the undersigned, XM 1500 ECKINGTON LLC, a Delaware limited liability company, having an address at 1500 Eckington Place, NE, Washington D.C. 20002 (the “Borrower”) does hereby covenant and promise to pay to the order of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having an address at 4 World Financial Center, New York, New York 10080 Attention: Commercial Mortgage Financing (the “Lender”), or at such other place as Lender may from time to time designate in writing, the principal sum of THIRTY-THREE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($33,300,000.00), in lawful money of the United States of America, and all other amounts due or becoming due hereunder, with interest on the principal sum outstanding from time to time (the “Principal Amount”) from the date hereof on the terms herein provided through the date that the loan evidenced hereby (the “Loan”) is repaid in full, in lawful money of the United States of America, at an interest rate of six and one-hundredth percent (6.01%) per annum (the “Interest Rate”). All capitalized terms not defined herein shall have the same meanings set forth in the Mortgage (as hereinafter defined).

SECTION I. PAYMENT TERMS

A. Payments under this Note shall be due and payable as follows:

(1) interest from the date hereof through and including the last day of the current month shall be paid on the date hereof; thereafter

(2) interest and principal shall be due and payable in equal consecutive monthly installments of                      AND     /100 DOLLARS ($            ) on the first day of each and every calendar month (each, a “Payment Date”) commencing in October, 2004; and

(3) the entire Principal Amount, together with all accrued and unpaid interest and any other charges due hereon shall be due and payable on the Payment Date in September, 2014 (the “Maturity Date”).

B. Interest shall be computed and shall accrue using the actual number of days elapsed for the relevant payment period, based on 360-day year, however, the monthly installments set forth in Section A.(2) above is calculated using a 360-day year and thirty (30) day months. In computing the number of days during which interest accrues on any amount outstanding hereunder, the first date from which interest is stated to accrue hereunder shall be included and the date of payment of such amount to Lender shall be excluded.

C. All payments made pursuant to this Note shall be made by check (subject to collection) or by wire transfer to Lender’s office. Such payments must be received by Lender before 1:00 p.m., Eastern Time, in order to be credited as a payment received that date.

D. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

E. Provided no Event of Default (“Event of Default”) exists under that certain amended and restated deed of trust, security agreement, assignment of rents and fixture filing dated as of the date hereof, given by Borrower to Elisabeth Zajic for the benefit of Lender, which encumbers certain property described therein (the “Property”) and secures the Loan evidenced by this Note (the “Mortgage”), all payments received by Lender on this Note shall be applied first, to the repayment of sums advanced by Lender to protect or preserve the Property pursuant to the Mortgage and other loan documents relating to the Loan (the “Loan Documents”), second, to late charges and other premiums and charges, third, to interest and finally, to principal. Notwithstanding the foregoing, from and after an Event of Default, all payments received by Lender on this Note shall be applied by Lender to principal, interest and/or other charges due hereunder or under the other Loan Documents in such order as Lender shall determine in its sole discretion.

F. To the extent that Borrower makes any payment or Lender receives any payment or proceeds for Borrower’s benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Borrower hereunder intended to be satisfied shall be reinstated and continue as if such payment or proceeds had not been received by Lender.

SECTION II. NO PREPAYMENTS; DEFEASANCE

A. For purposes of this Section, the following definitions shall apply:

(1) “Code” shall mean the Internal Revenue Code of 1986 as amended from time to time or any successor statute.

(2) “Defeasance Collateral” shall mean U.S. Obligations (as hereinafter defined) which are identified by Borrower (but if not identified by Borrower, then selected by Lender) and that provide for payments prior, but as close as possible, to the Payment Dates for all Scheduled Defeasance Payments (as hereinafter defined), with each payment on such U.S. Obligations (together with any unexpended portion of any prior payment) being equal to or greater than the corresponding Scheduled Defeasance Payment.

(3) “Defeasance Deposit” shall mean an amount in immediately available funds equal to the sum of the cost of the Defeasance Collateral and all costs and expenses incurred or to be incurred in connection therewith, including without limitation any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the defeasance of the Loan.

(4) “Rating Agencies” shall mean each of Standard & Poor’s Ratings Group, Moody’s Investors Service, Inc., Fitch, Inc. or any successors thereto.

(5) “REMIC” shall mean a “real estate mortgage investment conduit” as such term is defined in Section 860D(a) of the Code.

(6) “Scheduled Defeasance Payments” shall mean all successive scheduled payments due hereunder on each Payment Date after the Defeasance Date (as hereinafter defined), including the amounts due on the Maturity Date.

(7) “Startup Day” shall mean the “startup day”, as such term is defined in Section 860G(a)(9) of the Code, of any REMIC that holds this Note.

(8) “U.S. Obligations” shall mean direct non-callable obligations of the United States of America, reasonably acceptable to Lender.

B. Borrower shall not be entitled to prepay this Note in whole or in part at any time. Notwithstanding the foregoing, (i) this Note may be prepaid in whole as of any Payment Date during the three (3) month period prior to the Maturity Date, without any Prepayment Charge (as defined in Section VI hereof) or similar premium, and, together with any such prepayment, Borrower pays to Lender interest through the last day of the month in which such prepayment occurs and (ii) no Prepayment Charge or similar premium shall be payable with respect to a prepayment resulting from Lender’s election to apply any proceeds paid in connection with a casualty to or condemnation of the Property to reduce the indebtedness evidenced hereby.

C. Notwithstanding anything contained herein to the contrary, at any time after the date which is the earlier to occur of (i) two (2) years after the Startup Day or (ii) four (4) years after the date hereof and, in either case, provided no default exists hereunder and no Event of Default exists, Borrower may cause the Property to be released from the lien of the Mortgage and the Defeasance Collateral to be substituted therefor as security for the Loan, subject to the satisfaction of the following conditions precedent (a “Defeasance Event”):

(1) not less than thirty (30) days’ prior written notice shall be given by Borrower to Lender specifying a Payment Date (the “Defeasance Date”) on which the Defeasance Event is to occur;

(2) all accrued and unpaid interest and all other sums due under this Note and under the other Loan Documents up to and including the Defeasance Date and all reasonable costs and expenses incurred by Lender or its agents in connection with the Defeasance Event (including, without limitation, the review of the proposed Defeasance Collateral and the preparation of the Defeasance Security Agreement (as hereinafter defined), legal opinions, mathematical verifications by a certified public accountant and related documentation), shall be paid in full on or prior to the Defeasance Date;

(3) Borrower shall remit the Defeasance Deposit to Lender;

(4) Borrower shall execute and deliver, or cause to be executed and delivered, to Lender on or prior to the Defeasance Date:

(a) a pledge and security agreement, in form and substance reasonably satisfactory to Lender, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the “Defeasance Security Agreement”), which shall provide, among other things, that any excess received by Lender from the Defeasance Collateral over the amounts payable by Borrower hereunder, to the extent not required to make subsequent payments due hereunder, shall be refunded to Borrower promptly after each monthly Payment Date;

(b) a certificate of Borrower certifying that all of the requirements set forth in this Section II.C have been satisfied;

(c) an opinion of counsel in form and substance reasonably satisfactory to Lender (i) from counsel to Lender stating, among other things, that Lender has a perfected first priority security interest in the Defeasance Collateral and, if this Note is owned by a REMIC at the time of the Assumption (as hereinafter defined), if applicable, the Assumption will not adversely affect the federal income tax treatment of such REMIC under the applicable provisions of the Code or cause such REMIC to incur any liability for federal income taxes and (ii) from counsel for Borrower stating, among other things, that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms;

(d) if required by Lender in its reasonable discretion, evidence in writing from the applicable Rating Agencies to the effect that the defeasance of the Loan will not result in a downgrading, withdrawal or qualification of the respective ratings of any securities backed by this Note (including, without limitation, any securities issued by a REMIC which holds this Note) which ratings are in effect immediately prior to such Defeasance Event;

(e) Intentionally omitted;

(f) such other certificates, opinion, documents or instruments as Lender may reasonably require; and

(g) if required by the Rating Agencies, a certificate from a certified public accountant that the Defeasance Collateral is sufficient to cover the remaining interest and principal payments under the Loan.

(5) Borrower, as directed by Lender, shall have duly endorsed or shall cause the holder thereof to have duly endorsed the Defeasance Collateral or shall have accompanied the Defeasance Collateral by a written instrument of transfer in form and substance reasonably satisfactory to Lender (including, without limitation, such instruments as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution or issuer) in order to perfect upon the delivery of the Defeasance Security Agreement a first priority security interest in the Defeasance Collateral in favor of Lender in conformity with all applicable state and federal laws governing the granting of such security interests;

D. Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase for the account of Borrower the Defeasance Collateral at then-prevailing market prices, using the means and sources customarily employed and available to Lender to effectuate such purchases. The Defeasance Collateral shall be arranged such that payments received from such Defeasance Collateral shall be paid directly to Lender to be applied on account of the indebtedness evidenced by this Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the Defeasance Collateral and to satisfy Borrower’s obligations under Section II.C hereof shall be remitted to Borrower within ten (10) days following such purchase.

E. Upon compliance with the requirements of Section II.C hereof, the Property shall be released from the lien of the Mortgage and the other Loan Documents, and the Defeasance Collateral shall constitute collateral which shall secure this Note. Lender shall, at Borrower’s reasonable expense, execute and deliver any documents reasonably requested by Borrower to release the Property from the lien of the Mortgage.

F. Upon the release of the Property from the lien of the Mortgage in accordance with Section II.E hereof, Borrower may, at its option, assign the Defeasance Collateral and all its rights and obligations under this Note, the other Loan Documents and under the Defeasance Security Agreement to a successor obligor which shall be a single purpose, bankruptcy-remote entity and otherwise reasonably satisfactory to Lender (the “Successor Borrower”) provided that the Successor Borrower executes an assumption agreement in form and substance reasonably satisfactory to Lender (the “Assumption Agreement”) pursuant to which Successor Borrower assumes Borrower’s obligations under this Note, and the Defeasance Security Agreement (the “Assumption”). Borrower shall, at such time, (x) deliver to Lender an opinion, in form and substance and by counsel reasonably satisfactory to Lender, stating, among other things, that the Assumption Agreement is enforceable against Borrower and such Successor Borrower in accordance with its terms and that, upon the Assumption, this Note and the Defeasance Security Agreement are enforceable against the Successor Borrower in accordance with their respective terms, and (y) pay all reasonable costs and expenses incurred by Lender or its agents in connection with the Assumption (including, without limitation, the review of the proposed Successor Borrower and the preparation of the Assumption Agreement, legal opinions and related documentation). Upon such Assumption, Borrower shall be relieved of its obligations hereunder, under the Defeasance Security Agreement, and, to the extent such documents relate to the Property, the other Loan Documents and each guarantor or indemnitor under the Loan Documents shall be relieved of its liability for events first occurring after the Assumption.

G. Upon the release of the Property from the lien of the Mortgage in accordance with Section II.E hereof, neither Borrower nor any Successor Borrower shall have any right to prepay this Note pursuant to the other provisions of this Section or otherwise.

SECTION III. DEFAULT RATE

A. Upon the occurrence of and for so long as an Event of Default exists, in Lender’s sole discretion, Borrower shall pay interest on the Principal Amount and all such other amounts due under the Loan Documents at an annual rate equal to the lesser of (a) the Interest Rate plus four percent (4%) and (b) the maximum rate permitted by applicable law (the “Default Rate”), and shall be computed from the date performance was due through the date, if any, upon which full performance is rendered.

B. To the extent permitted by law, interest shall continue to accrue at the Default Rate, notwithstanding the issuance of a judgment of foreclosure and sale, the conveyance of the Property through the exercise of a power of sale or otherwise; it being expressly understood and agreed that Borrower’s obligations hereunder shall not merge into any such judgment or conveyance and shall survive until the actual receipt by Lender of the full amount of the Principal Amount and any other amounts due and payable hereunder which were not paid when due. The foregoing provisions shall not be construed as a waiver by Lender of its right to pursue any other remedies available to it under the Mortgage or any other Loan Document, nor shall it be construed to limit in any way the application of the Default Rate.

SECTION IV. LATE CHARGE

In addition to any interest which may be charged hereunder, Borrower shall pay to Lender a charge (“Late Charge”) for the collection of late payments in an amount equal to five percent (5.0%) of any payment required hereunder (except as specifically set forth in this Section) which is not paid within five (5) days after the date when due, as liquidated damages and not as a penalty. In no event shall Lender apply the Late Charge to the Principal Amount upon the acceleration of the Loan prior to the Maturity Date. Borrower recognizes that its default in making any payment as provided herein or in any other Loan Document as agreed to be paid when due, or the occurrence of any other Event of Default, will require Lender to incur additional expense in servicing and administering the Loan, in loss to Lender of the use of the money due and in frustration to Lender in meeting its other financial and loan commitments and that the damages caused thereby would be extremely difficult and impractical to ascertain. Nothing in this Note shall be construed as an obligation on the part of Lender to accept, at any time, less than the full amount then due hereunder or as a waiver or limitation of Lender’s right to compel prompt performance.

SECTION V. NON-RECOURSE

A. Lender agrees that it will look solely to the Property and such other collateral, if any, as may now or hereafter be given to secure the repayment of the indebtedness evidenced hereby. No other property or assets of Borrower, or any partner, member or principal of Borrower, shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lender, or for any payment required to be made under this Note or any of the other Loan Documents or for the performance of any of the covenants or warranties contained in the Loan Documents.

B. The foregoing provisions of this Section shall not (i) constitute a waiver of the obligations secured by or arising under the Mortgage or the other Loan Documents, (ii) limit the right of Lender to name Borrower or the partners, members or principals of Borrower as parties in any action or suit for judicial foreclosure and sale under the Mortgage or the other Loan Documents or with respect to any other remedies available to Lender thereunder, so long as no monetary judgment shall be enforced against Borrower or any partner, member or principal of Borrower, except to the extent of the Property or such collateral, (iii) release, reduce or impair this Note, the indebtedness evidenced hereby, or the lien of the Mortgage, (iv) prevent or in any way hinder Lender from exercising any remedy available to Lender under this Note or any of the Loan Documents including, without limitation, the appointment of a receiver or naming Borrower or, if necessary in order to ensure the availability of Lender’s remedies as set forth in the Loan Documents, any person, entity, association or joint venture (“Person”) owning an interest in Borrower in any action, suit or proceeding in connection with the exercise of any such remedy, as long as no monetary judgment, including a deficiency judgment, shall be enforced against any assets of Borrower or any Person owning an interest in Borrower, other than the Property or such other collateral, or (v) release or limit the liability of Borrower, any guarantor hereof or any indemnitor under the indemnity agreement dated as of the date hereof, by XM Satellite Radio Holdings Inc., a Delaware corporation, in favor of Lender (the “Indemnity”) or the environmental indemnity dated as of the date hereof, by Borrower and XM Satellite Radio Holdings Inc., a Delaware corporation, in favor of Lender (the “Environmental Indemnity”) or affect in any way the validity or enforceability of the Indemnity, the Environmental Indemnity or any guaranty given in connection with this Note or any of the other Loan Documents.

C. Notwithstanding any provision hereof or in any Loan Document to the contrary, Borrower shall be personally liable hereunder for any and all liabilities, obligations, losses, damages, costs, expenses (including reasonable attorneys’ fees, costs and disbursements), causes of action, suits, claims, demands and judgments paid, imposed upon Lender or to which the Lender may be subject, or any reduction in amounts recovered by Lender directly or indirectly (including, without limitation, any diminution in value of the Property or Lender’s security interest therein) as a result of the:

(1) misappropriating by Borrower or any Affiliate of Borrower of any proceeds of insurance policies or condemnation awards in connection with the Property;

(2) misappropriating by Borrower or any Affiliate of Borrower of any Rents, security deposits or other refundable deposits paid to or held by or on behalf of Lender;

(3) Rents, issues, profits and revenues of all or any portion of the Property received after the occurrence and during the continuation of any Event of Default under the Loan Documents, which are not applied to pay, first (a) real estate taxes and other charges then due and which, if unpaid, could result in liens superior to that of the Mortgage and (b) premiums then due on insurance policies required under the Loan Documents, second, the other ordinary and necessary expenses of owning and operating the Security Property which are then due and, third, sums due Lender under the Loan Documents;

(4) Borrower or any Affiliate of Borrower receiving any Rent or other payments under Leases more than one month in advance;

(5) committing of material physical waste, arson or material physical damage to the Property as a result of intentional misconduct or gross negligence of Borrower or any Affiliate;

(6) removing of any Equipment or other Property in violation of the Mortgage or other Loan Documents by Borrower or any Affiliate;

(7) committing of fraud or making of any material misrepresentation in connection with the Loan or the ownership, use, operation or management of the Property by Borrower, any Affiliate of Borrower, Indemnitor, any applicant for the Loan or any employee of Borrower authorized or apparently authorized to make representations on behalf of Borrower or bind Borrower;

(8) failure to pay any taxes, fees or charges (including, without limitation, fines, penalties and/or interest) in connection with the recording of the Deed of Trust, assignment of leases and rents or and/or other recorded or filed Loan Documents; and/or

(9) transferring or encumbering of the Property in violation of Article VIII of the Mortgage; or failing to maintain the existence of Borrower as a Special-Purpose Entity or otherwise failing to comply with Article XII of the Mortgage (other than the first sentence of Section 12.1(f) thereof and other than Section 12.1 (k) thereof).

D. Nothing contained herein shall be deemed to be a waiver of any right of Lender under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any successor thereto, or similar provisions under applicable state law to file a claim for the full amount of the indebtedness owing to Lender in accordance with this Note and the other Loan Documents.

SECTION VI. REMEDIES

A. So long as an Event of Default exists, at the option of Lender, the following amounts shall become immediately due and payable: (1) the entire Principal Amount, all accrued interest thereon and all other fees, charges and sums due and payable hereunder, (2) all costs and expenses in connection with the enforcement of Lender’s rights hereunder, and (3) a prepayment charge (the “Prepayment Charge”) equal to the greater of (a) 1% of the Principal Amount and (b) the positive difference, if any, between (x) the present value on the date of such acceleration of all future installments which Borrower would otherwise be required to pay under this Note during the original term hereof absent such acceleration, including the unpaid Principal Amount which might otherwise be due upon the scheduled Maturity Date absent such acceleration, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a “Mortgage Equivalent Basis” pursuant to the standards and practices of the Securities Industry Association), on the date of such acceleration, of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such acceleration, and (y) the Principal Amount on the date of such acceleration. Failure of Lender to require any of these payments shall not constitute a waiver of the right to require the same in the event of any subsequent Event of Default or to exercise any other remedy available to Lender hereunder, under any other Loan Document or at law or in equity.

B. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy or remedies available to Lender under this Note, any other Loan Document or at law or in equity, and each and every such remedy shall be cumulative and exercisable in any order and as many times as Lender deems expedient.

C. Borrower agrees to pay all reasonable costs and expenses of collection incurred by Lender hereunder including, without limitation, reasonable attorneys’ fees and disbursements, and all reasonable costs and expenses incurred in connection with the pursuit by Lender of any of its rights or remedies hereunder, under the Mortgage or any of the other Loan Documents, whether involving the preservation of Property, protection of the lien of the Mortgage, suit on this Note, participation in any foreclosure proceeding, any out-of-court workout or settlement or any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Note or any other Loan Document. All such costs and expenses shall be payable on demand with interest thereon to be calculated at the Default Rate and shall be secured by the Mortgage and other Loan Documents.

SECTION VII. SAVINGS CLAUSE

This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest under this Note at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If, by the terms of this Note, Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Principal Amount shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Principal Amount does not exceed the applicable maximum lawful rate of interest from time to time in effect. This provision shall supersede any inconsistent provision of this Note or any other Loan Document.

SECTION VIII. MISCELLANEOUS

A. Note Secured. This Note is secured by the Mortgage and the other Loan Documents.

B. Severability. Whenever possible, each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid or unenforceable under the applicable law of any jurisdiction with respect to any Person or circumstance, such provision shall be ineffective to the extent of such prohibition, invalidity or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or with respect to other Persons or circumstances. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law that renders any provision hereof prohibited, invalid or unenforceable in any respect.

C. Waivers. Borrower hereby waives valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment, notice of intent to accelerate the maturity hereof and notice of acceleration of this Note.

D. Agent for Service. Borrower does hereby designate and appoint Joseph Titelbaum having an address c/o XM Satellite Radio, Inc., 1500 Eckington Place NE, Washington, D.C. 20002, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding in any federal or state court in Washington, District of Columbia, and agrees that service of process upon said agent at said address and written notice of said service of Borrower mailed or delivered to Borrower in the manner provided in the Mortgage shall be deemed in every respect effective service of process upon Borrower in any such suit, action or proceeding in Washington, District of Columbia. Borrower shall give prompt notice to Lender of any changed address of its authorized agent hereunder, may at any time and from time to time designate a substitute authorized agent with an office in Washington, District of Columbia (which office shall be designated as the address for service of process), and shall promptly designate such a substitute if its authorized agent ceases to have an office in Washington, District of Columbia or is dissolved without leaving a successor. No notice of change of designated agent by Borrower or of such agent’s address shall be or be deemed effective until thirty (30) days following Lender’s receipt thereof.

E. Participation. Lender shall have the right, without notice to or consent of Borrower, (i) to sell, assign or otherwise transfer this Note and all of the other Loan Documents in connection with the Loan, or any of its interest therein and (ii) to transfer, assign or sell participations and subparticipations in this Note; provided, however, that no transfer or participation shall increase the obligations of Borrower or otherwise adversely affect the rights and obligations of Borrower and Lender hereunder or under any other Loan Documents.

F. Use of Proceeds. Borrower certifies that all of the Loan proceeds will be used exclusively for business or commercial purposes and not for any personal, family, household, agricultural or consumer purpose.

G. Liability. If Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

H. No Oral Modifications. This Note cannot be modified orally, but only by an agreement in writing signed by the party against whom enforcement of any modification is sought.

I. WAIVER OF JURY TRIAL. BORROWER AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES HEREBY THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY EITHER OF THEM AGAINST THE OTHER BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO OR IN CONNECTION WITH THIS NOTE, THE LOAN OR ANY COURSE OF CONDUCT, ACT, OMISSION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, SUCH PERSON’S DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH SUCH PERSON), IN CONNECTION WITH THE LOAN OR THIS NOTE, INCLUDING, WITHOUT LIMITATION, IN ANY COUNTERCLAIM WHICH BORROWER MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY LENDER OR ITS AGENTS AGAINST BORROWER, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THIS WAIVER BY BORROWER OF ITS RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN.

J. No Waivers by Lender. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed a waiver of any of the obligations of Borrower or any of the rights or remedies of Lender hereunder. Lender may waive any Event of Default or performance of Borrower without waiving any other Event of Default or performance of Borrower. Lender may remedy any Event of Default without waiving the Event of Default remedied. No delay in performance of any right or remedy of Lender shall be construed as a waiver of such right or remedy. Acceptance of any payment after the occurrence of an Event of Default shall not be deemed to waive or cure such Event of Default. Acceptance by Lender of any partial payment or partial performance by Borrower shall not be deemed a waiver of full payment or full performance. No extension of time for the payment of any amounts due under this Note made by agreement with any Person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower hereunder, either in whole or in part, unless Lender agrees otherwise in writing.

K. Offsets, Counterclaims and Defenses. Borrower hereby knowingly waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender. Any assignee of this Note or any successor of Lender shall take this Note free and clear of all offsets, counterclaims or defenses which are unrelated to this Note or the other Loan Documents which Borrower may otherwise have against any assignor of this Note. No such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Note. Any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

L. Time of the Essence. Time shall be of the essence in the performance of all obligations of Borrower hereunder.

M. Successors. All references herein to Borrower and to Lender shall be deemed to include their respective heirs, executors, legal representatives, successors and assigns. Nothing in this Note, whether express or implied, shall be construed to give any Person (other than Lender or Borrower) any legal or equitable right, remedy or claim under or in respect of this Note or any covenants or provisions contained herein.

N. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the District of Columbia.

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IN WITNESS WHEREOF, this Note has been duly executed by Borrower, the day and year first above written.

BORROWER:

XM 1500 ECKINGTON LLC,
a Delaware limited liability company

By:
Name:
Title:

State of

County of

This instrument was acknowledged before me on                     , by                                         , as                      of 1500 Eckington LLC, a Delaware limited liability company.

_____________________________________

Notary Public,

My Commission expires:

LENDER’S ACKNOWLEDGMENT AND CONSENT

Lender is executing this Amended and Restated Secured Promissory Note to signify its consent to the amendment and restatement of the Existing Note as set forth above. Nothing herein shall, or shall be deemed to, obligate Payee for repayment of any amount evidenced by this Note or secured by the Deed of Trust.

MERRILL LYNCH MORTGAGE LENDING, INC.,
a Delaware corporation

By:
Name:
Title:

State of

County of

This instrument was acknowledged before me on                     , by                                         , as                      of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation.

_____________________________________

Notary Public,

My Commission expires:

SCHEDULE A

EXISTING NOTE

That certain Secured Promissory Note made by XM 1500 Eckington LLC, a Delaware limited liability company, payable to the order of Fremont Investment & Loan, a California industrial loan association (“Fremont”) in the original principal amount of $29,000,000.00, which Secured Promissory Note was endorsed to Merrill Lynch Mortgage Lending, Inc., a Delaware corporation (“Merrill”), pursuant to that certain Allonge to Secured Promissory Note made by Fremont to Merrill and dated August     , 2004.